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                                                                   Exhibit 10.4


                               SEPARATION SUMMARY

EMPLOYEE NAME:      Michael P. Coghlan

TERMINATION DATE:   November 30, 2002

MONTHLY/ANNUAL
  SALARY:           Throughout severance period

SEVERANCE BEGINS:   December 1, 2002

SEVERANCE ENDS:     November 30, 2004 (24 months)

CONSULTING
  CONTRACT
  BEGINS:           January 1, 2003

CONSULTING
  CONTRACT
  ENDS:             December 31, 2003

VACATION:           The  Company  will pay a  lump-sum  payment  for any unused prorated vacation days not taken in 2002.

MESIP Monthly participation and Company match ends as of Termination Date. You may keep your account until age 70 1/2 or request a distribution at any time after termination date by calling Putnam at 1-877-401-4696

SUPPLEMENTAL
  MESIP: Monthly participation ends as of termination date. The distribution that employee elected will occur automatically after termination date.

LIFE INSURANCE
  COVERAGE:         Monthly  participation ends as of the last day of the month of termination date. Employee may convert to individual coverage within 30 days of the termination of coverage.

MEDICAL & DENTAL
  INSURANCE:        Participation  ends  as of the  last  day of the  month  of termination date. At that time employee may elect to continue to participate in the applicable COBRA plan.

COBRA If employee elects coverage under COBRA, the company will make a lump-sum payment, to be increased to the extent necessary to mitigate the tax liabilities associated with this payment.

PENSION PLAN:       Participation  for vesting and benefit  service  ends as of
                    Severance End Date - November 30, 2004.

MANAGEMENT
  INCENTIVE
  PLAN (MIP):       Will be eligible for a full year MIP award through December
                    31, 2002.

STOCK OPTIONS:      All unvested Stock Options  issued between  January 1, 1997 and January 2, 2001 will become 100% vested and you will have until December 31, 2006 to exercise.

FRINGE
  BENEFITS/
  PERQUISITES:      Fringe   Benefits/Perquisites  cease  on  termination  date
                    (11/30/02).  Perquisites  include,  but are not limited to,
                    Auto   Allowance   ($1,200/month),   Management   Physical,
                    Financial  &  Legal  Counseling,   Outplacement,  and  Club
                    Membership. The Company will provide a $12,000 lump-sum incentive payment, to be grossed up, to off set the termination of these benefits.